SCUDDER
INVESTMENTS(SM)
[LOGO]

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SECTOR/SPECIALTY
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Scudder Gold Fund
Fund #019


Semiannual Report
April 30, 2000


The fund seeks maximum return consistent with investing primarily in a portfolio of gold-related equity securities and gold.


A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------

                    4    Letter from the Fund's President

                    6    Performance Update

                    8    Portfolio Summary

                    10   Portfolio Management Discussion

                    12   Glossary of Investment Terms

                    13   Investment Portfolio

                    16   Consolidated Financial Statements

                    19   Consolidated Financial Highlights

                    20   Notes to Consolidated Financial
                         Statements

                    25   Officers and Directors

                    26   Investment Products and Services

                    28   Scudder Solutions

Scudder Gold Fund
--------------------------------------------------------------------------------
ticker symbol       SCDGX                                    fund number     019
--------------------------------------------------------------------------------

Date of             o    During a disappointing period for gold equities,
Inception:               Scudder Gold Fund posted a -16.77% total return over
9/2/88                   its most recent semiannual period ended April 30, 2000
                         The fund trailed the -5.1% return of the Salomon/Smith
                         Barney Gold Index during the six-month period, but
Total Net                placed in the top 17% of 35 similar gold-oriented
Assets as of             mutual funds as tracked by Lipper Analytical
4/30/00:                 Services,
$88.5 million            Inc.

                    o Gold bullion failed to sustain $300 per ounce due to uncertainty over Swiss Central Bank and International Monetary Fund gold sales. Gold-related equities continued to be weighed down by the low level of gold prices.

--------------------------------------------------------------------------------
Total Returns for Gold and Gold Funds
(Periods ended April 30, 2000)
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE


                            Six months                     Tweleve months

Gold bullion,
London p.m. fix              -8.04                            -4.03

Toronto Stock
Exchange Gold Index          -41.4                            -43.7

Salomon/Smith
Barney Gold Index             -5.1                            -26.5

Lipper Average for
Gold-Oriented Funds         -20.58                           -22.75

Scudder
Gold Fund                   -16.77                           -19.98

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

During a period when gold mining companies were beset by gold bullion's failure to move out of a $250-$300 trading range, Scudder Gold Fund posted a -16.77% total return for the six months ended April 30, 2000. Despite the negative posting, the fund's return surpassed the -20.58% average performance of 35 similar gold funds as compiled by Lipper.

Gold's inability to sustain $300 per ounce was the biggest news during the period, and the most disappointing, considering the September 1999 announcement by the European Central Bank to limit future gold sales. Gold has not yet recovered from last summer's Bank of England gold auction or the announcement that the Swiss central bank and the International Monetary Fund will be selling gold reserves in the near future. At this point, precious metals investors are confused about the market's mixed signals. Further, central bank sales and market participants' bearish focus on supply have tended to weigh down the gold market.

Several large gold producers announced plans to curtail their forward sales of gold over the past year (forward sales tend to depress gold prices), and worldwide gold production continues to decline. In addition, your portfolio management team continues to look for high quality gold mining companies that will benefit from higher gold prices and more efficient production in the future. For more information on Scudder Gold Fund's performance, portfolio strategy, and outlook, please read the Portfolio Management Discussion that begins on page 9.

If you have any questions regarding Scudder Gold Fund or any other Scudder fund, please call an Investor Relations representative at 1-800-225-2470. Or visit Scudder's Web site at www.scudder.com.

Sincerely,

/s/Lin Coughlin

Linda C. Coughlin
President,
Scudder Gold Fund

Performance Update
--------------------------------------------------------------------------------
                                                                  April 30, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

          Scudder Gold Fund        S&P 500 Index*

            '90    10000               10000
            '91     8742               11761
            '92     7884               13413
            '93    10229               14654
            '94    12599               15433
            '95    12480               18126
            '96    19517               23602
            '97    15531               29534
            '98    12187               41670
            '99    10120               50760
            '00     8098               55908


             Yearly periods ended April 30


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                           Total Return
                              Growth of                                  Average
Period ended 4/30/2000         $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Scudder Gold Fund
--------------------------------------------------------------------------------
1 year                        $  8,002              -19.98%             -19.98%
--------------------------------------------------------------------------------
5 year                        $  6,488              -35.12%              -8.29%
--------------------------------------------------------------------------------
10 year                       $  8,098              -19.02%              -2.09%
--------------------------------------------------------------------------------
S&P 500 Index*
--------------------------------------------------------------------------------
1 year                        $ 11,014               10.14%              10.14%
--------------------------------------------------------------------------------
5 year                        $ 30,844              208.44%              25.24%
--------------------------------------------------------------------------------
10 year                       $ 55,908              459.08%              18.76%
--------------------------------------------------------------------------------

* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

          Yearly periods ended April 30

     Scudder Gold Fund        S&P 500 Index*

      1991    -12.58                 17.61
      1992     -9.81                 14.04
      1993     29.75                  9.25
      1994     23.17                  5.31
      1995     -0.93                 17.45
      1996     56.38                 30.21
      1997    -20.42                 25.14
      1998    -21.53                 41.09
      1999    -16.96                 21.81
      2000    -19.98                 10.14


                 1991   1992    1993   1994    1995    1996    1997    1998    1999    2000
--------------------------------------------------------------------------------------------
Fund Total
Return (%)      -12.58  -9.81   29.75  23.17    -.93   56.38  -20.42  -21.53  -16.96  -19.98
--------------------------------------------------------------------------------------------
Index Total
Return (%)       17.61  14.04    9.25   5.31   17.45   30.21   25.14   41.09   21.81   10.14
--------------------------------------------------------------------------------------------
Net Asset
Value ($)         9.17   8.27   10.73  12.95   12.15   16.53   10.95    8.43    7.01    5.53
--------------------------------------------------------------------------------------------
Income
Dividends ($)       --     --      --    .24     .25    1.08    2.39     .14      --     .09
--------------------------------------------------------------------------------------------
Capital Gains
Distributions ($)   --     --      --     --     .47     .63     .26      --      --      --
--------------------------------------------------------------------------------------------

* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                  April 30, 2000

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Equity Holdings             91%
    Cash Equivalents             9%
------------------------------------
                               100%
------------------------------------

The fund held a modest cash position at the close of the period.


--------------------------------------------------------------------------------
Quality Distributions
--------------------------------------------------------------------------------
Tier breakdown of the Fund's common
stocks

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Tier I
    Premier gold producing
    companies                   76%
    Tier II
    Major established gold
    producers                   12%
    Tier III
    Junior gold producers with
    medium cost production       2%
    Tier IV
    Companies with some gold
    production on stream or
    in startup                   4%
    Tier V
    Primarily exploration
    companies with or without
    mineral reserves             6%
------------------------------------
                               100%
------------------------------------

During the period, the fund continued to focus on premier and major established gold producers with strong balance sheets and low production costs.

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(69% of Portfolio)

1.   Barrick Gold Corp.
     Gold exploration and production in North and South
     America

2.   Newmont Mining Corp.
     International gold exploration and mining company

3.   Placer Dome Inc.
     Gold, silver and copper mining company

4.   De Beers
     Diamond mining

5.   Anglo American Platinum Corp.
     Platinum mining company

6.   Franco-Nevada Mining Corp., Ltd.
     Gold mining company

7.   AngloGold Ltd.
     Gold exploration and mining company

8.   Homestake Mining Co.
     Major international gold producer

9.   Impala Platinum Holdings Ltd.
     Platinum, nickel and copper mining

10.  Gold Fields Ltd.
     Gold mining, development and exploration company in South Africa

The fund continues to emphasize companies that we feel are well positioned to withstand the current low level of gold prices.


For more complete details about the Fund's investment portfolio, see page 13. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                  April 30, 2000

Dear Shareholders:

Scudder Gold Fund posted a -16.77% total return over its most recent six months ended April 30, 2000, as gold bullion kept to a $250-$300 trading range. The fund trailed the -5.12% return of the Salomon/Smith Barney Gold Index during the period, but ranked in the top 17% of 35 similar gold-oriented mutual funds as tracked by Lipper Analytical Services, Inc.1 Over the period, the fund's net asset value declined from $6.73 to $5.53 per share.

Central Banks Remain the Focus
Following a brief rally last September, gold prices declined from $299.10 to $273.55 over the period as concerns over future gold sales by Switzerland and the IMF exerted downward price pressure. Since the movement toward a common European currency took hold in 1996, bearish sentiment over increased supply from central bank sales has often dominated the gold market. And lower gold prices -- along with continual forward selling -- have in many cases eroded gold producers' profit margins. (In "selling forward," gold producers sell on the open market gold that will not be mined for between six months and four years, similar to "selling short" in the stock market; as with short sales, a forward sale can be canceled through a "buyback" transaction. Gold producers use the forward markets to hedge against falling gold prices and to lock in profits for mining projects.)

Emphasizing Major Gold Producers
Scudder Gold Fund seeks maximum return by investing in a portfolio of primarily gold-related investments. Over the period, the fund continued to focus on Tier I and Tier II gold stocks -- premier and major established gold producers with strong balance sheets and low production costs. We also continued to emphasize producers that we feel are well positioned to withstand the current low level of gold prices.

1 Lipper Analytical Services, Inc. is an independent analyst of investment performance. The fund's one-, five-, and ten-year average annual returns as of April 30, 2000 were -19.98%, -8.29%, and -2.09%, respectively.

One
recent addition to the fund, De Beers, proved to be a disappointing performer during the period. De Beers, a major diamond producer, failed to sustain encouraging gains it had posted during the latter half of 1999. Overall, the fund seeks to diversify broadly within its asset class; it held 34 separate gold and gold-related equity issues as of April 30. The fund also continues it broad diversification by region, with investments in five separate regions of the world.

Outlook
It is difficult to predict when gold might break out of its current trading range. Some trends more favorable to gold have recently emerged, however. We noted two of them in our previous report to you: commitments from the European Central Bank to limit gold sales and declarations by some major gold producers that they would curtail forward sales. More recently, we noted the rising prices of other metals and commodities, declining worldwide gold mining production; persistent inflationary signals, a burgeoning U.S. trade deficit, and increased volatility in the Dow and NASDAQ stock averages. These factors have collectively and individually pointed to higher gold bullion and equity prices in the past. In the short term, market psychology and price recovery will likely depend on how the market perceives Swiss and other future central bank sales.

We believe Scudder Gold Fund remains an appropriate investment for those seeking participation in the world's gold and precious metals markets. Thank you for investing with Scudder.

Sincerely,
Your Portfolio Management Team

/s/Joann M. Barry                                 /s/Robert D. Hardiman

Joann M. Barry                                    Robert D. Hardiman

Glossary of Investment Terms
--------------------------------------------------------------------------------
        Central Bank A national bank that issues currency, administers monetary policy (including open market operations), holds deposits representing the reserves of other banks, and engages in operations designed to facilitate the conducting of business and the protection of the public interest. In the United States, central banking is a function of the Federal Reserve system.

Diversification     The spreading of risk by putting assets in several
                    categories of assets -- stocks, bonds, money market instruments, and precious metals, for example.

      Inflation     An overall increase in the prices of goods and services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace
                    -- in other words, when too much money is chasing too few goods.

      Liquidity     A stock that is liquid has enough shares outstanding and a sufficiently substantial market capitalization to allow large purchases and sales to occur without causing a significant move in its market price.

         Market     The value of a company's outstanding shares of common stock,
 Capitalization     determined by multiplying the number of shares outstanding by the share price (shares x price = market capitalization).

      Net Asset     The price per share of a mutual fund based on the sum of the
    Value (NAV)     market value of all the securities owned by the fund divided by the number of outstanding shares.

   Total Return     The most common yardstick to measure the performance of a
                    fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


Investment Portfolio                                       as of April 30, 2000 (Unaudited)
-------------------------------------------------------------------------------------------

                                                                   Principal
                                                                    Amount ($)    Value ($)
-------------------------------------------------------------------------------------------
Repurchase Agreements 8.8%
-------------------------------------------------------------------------------------------

 Donaldson, Lufkin & Jenrette, 5.68%,
    to be repurchased at $7,814,697 on 5/1/2000**
    (Cost $7,811,000) ...........................................   7,811,000   7,811,000

                                                                      Shares
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Common Stocks 91.2%
-------------------------------------------------------------------------------------------

 Australia 3.7%
 Delta Gold NL (Emerging junior exploration company
    with important platinum property in Zimbabwe) ...............     400,000     373,568
 Newcrest Mining, Ltd.* (Senior gold producer and
    exploration company) ........................................     400,000     798,502
 Normandy Mining Ltd. (Mining and oil enterprises) ..............   4,010,214   1,989,647
 Resolute Ltd. (Exploration and production of gold and
    other minerals) .............................................     700,000      85,804
                                                                                ---------
                                                                                3,247,521
                                                                                ---------
 Bolivia 0.4%
 Corriente Resources, Inc.* (Mining and processing of
    gold, bismuth, tin and tungsten in South America) ...........     181,000     366,496
                                                                                ---------
 Canada 6.8%
 Franco-Nevada Mining Corp., Ltd. (Gold mining
    company) ....................................................     338,100   3,925,027
 Goldcorp Inc. "A"* (Owner and operator of gold mines) ..........     200,000   1,194,654
 Kinross Gold Corp.* (Gold mining company with interests
    in Zimbabwe) ................................................     600,000     809,935
 Repadre Capital Corp.* (Junior gold royalty company) ...........      50,000      55,683
                                                                                ---------
                                                                                5,985,299
                                                                                ---------
 Ghana 0.5%
 Ranger Minerals NL (Gold producer and exploration
    company) ....................................................     394,238     471,739
                                                                                ---------
 Indonesia 2.4%
 Freeport McMoRan Copper & Gold, Inc. "A"* (Mining
    company) ....................................................     232,400   2,149,700
                                                                                ---------

    The accompanying notes are an integral part of the financial statements.

                                                           Shares      Value ($)
--------------------------------------------------------------------------------

 Niger 0.3%
 Etruscan Resources Inc.* (Exploration and development
    of gold prospect in Niger) ......................    1,040,500      273,890
                                                                     ----------
  Peru 0.1%
 Compania de Minas Buenaventura S.A. "B" (ADR)
    (Mining company) ................................        5,400       93,150
                                                                     ----------
  South Africa 27.0%
 Anglo American Platinum Corp. (Platinum mining
    company) ........................................      179,300    4,337,690
 AngloGold Ltd. (Holding company for a group of
    companies that mine gold) .......................       28,000    1,065,644
 AngloGold Ltd. (ADR) ...............................      124,000    2,410,250
 De Beers Centenary Linked Shares (Diamond mining) .. 293,700 6,022,171 Gold Fields Ltd. (Gold mining, development and
    exploration company in South Africa) ............      697,500    2,263,608
 Gold Fields Ltd. (ADR) .............................      150,000      492,188
 Impala Platinum Holdings Ltd. (Platinum, nickel and
    copper mining) ..................................       95,000    3,012,981
 Kroondal Platinum Mines, Ltd.* (Platinum, palladium,
    and rhodium mining company) .....................    1,090,000    1,993,804
 Kroondal Platinum Mines Ltd. (Warrants)* expire
    8/31/2000 .......................................      450,000      252,250
 Lonmin plc (Miner of platinum, gold and coal) ......      200,400    2,042,377
                                                                     ----------
                                                                     23,892,963
                                                                     ----------
 United States 2.7%
 Piedmont Mining Co.* (Gold mining and development
    company in the Carolinas) (b) ...................    1,500,000       45,000
 Stillwater Mining Co.* (Mining company) ............       68,181    1,909,068
 X-Cal Resources Ltd.* (Gold exploration and mining
    in Nevada and British Columbia) (b) .............    1,993,286      470,876
                                                                     ----------
                                                                      2,424,944
                                                                     ----------
 West Africia 2.0%
 IAMGOLD* (Development and funding of precious metal
    mining in West Africa) ..........................    1,088,000    1,725,702
                                                                     ----------
 Zimbabwe 0.1%
 Zimbabwe Platinum Mines Ltd. (Mining company which
    explores for platinum) ..........................      248,000       50,665
                                                                     ----------

    The accompanying notes are an integral part of the financial statements.


                                                                Shares    Value ($)
------------------------------------------------------------------------------------

International 45.2%
Apex Silver Mines Ltd.* (Developer of silver properties in
   South America, Central America, and Central Asia) .....       48,300      470,925
Barrick Gold Corp. (Explorer and producer of gold in
   North and South America) ..............................    1,048,800   17,636,310
Battle Mountain Gold Co. "A" (Gold, silver and
   copper mining and processing) .........................      319,000      657,938
Homestake Mining Co. (International gold producer) .......      570,000    3,420,000
Newmont Mining Corp. (International gold exploration
   and mining company) ...................................      380,000    8,906,250
Placer Dome Inc. (Gold, silver and copper mining
   company) ..............................................      950,100    7,663,131
Solitario Resources Corp.* (Precious and base metals
   exploration company primarily in Argentina and Peru) ..      462,247      467,988
TVX Gold, Inc.* (International gold and silver mining) ...      700,000      448,839
Vengold Inc.* (Gold exploration and development
   company with interests in Papua New Guinea, Venezuela
   and Indonesia) ........................................      283,400      420,815
                                                                         -----------
                                                                          40,092,196
                                                                         -----------
------------------------------------------------------------------------------------
Total Common Stocks (Cost $87,701,980)                                    80,774,265
------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $95,512,980) (a)               88,585,265
------------------------------------------------------------------------------------

*    Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or government agency securities.

(a) The cost for federal income tax purposes was $102,530,544. At April 30, 2000, net unrealized depreciation for all investment securities based on tax cost was $13,945,279. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $10,330,348 and aggregate gross unrealized depreciation for all investment securities in which there was an excess of tax cost over value of $24,275,627.

(b)  Affiliated issuers (see Notes to Consolidated Financial Statements).

    The accompanying notes are an integral part of the financial statements.


Financial Statements
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Consolidated Statement of Assets and Liabilities as of April 30, 2000 (Unaudited)
-------------------------------------------------------------------------------------------

Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value:
Unaffiliated issuers (cost $93,169,416) ..................................   $  88,069,389
Affiliated issuers (cost $2,343,564) .....................................         515,876
                                                                             -------------
Total investments, at value (cost $95,512,980) ...........................      88,585,265
Dividends receivable .....................................................         305,970
Interest receivable ......................................................           3,697
Receivable for Fund shares sold ..........................................         129,385
                                                                             -------------
Total assets .............................................................      89,024,317

Liabilities
-------------------------------------------------------------------------------------------
Due to custodian bank ....................................................          50,293
Payable for Fund shares redeemed .........................................          33,410
Accrued management fee ...................................................          76,429
Accrued reorganization costs .............................................          60,031
Accrued Directors' fees and expenses .....................................          27,369
Other accrued expenses and payables ......................................         265,200
                                                                             -------------
Total liabilities ........................................................         512,732
-------------------------------------------------------------------------------------------
Net assets, at value                                                         $  88,511,585
-------------------------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------------------------
Net assets consist of:
Accumulated distributions in excess of net investment income (219,395) Net unrealized appreciation (depreciation) on:
  Investments ............................................................      (6,927,715)
  Foreign currency related transactions ..................................          (7,291)
Accumulated net realized gain (loss) .....................................     (95,891,280)
Paid-in capital ..........................................................     191,557,266
-------------------------------------------------------------------------------------------
Net assets, at value                                                         $  88,511,585
-------------------------------------------------------------------------------------------

Net Asset Value
-------------------------------------------------------------------------------------------
NetAsset Value, offering and redemption price per share ($88,511,585 /
   16,007,573 shares of capital stock outstanding, $.01 par value,            -------------
   100,000,000 shares authorized) ........................................  $         5.53
                                                                              -------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Consolidated Statement of Operations for the six months ended April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $49,434) ...........   $    875,767
Interest .......................................................        227,070
                                                                   ------------
Total income ...................................................      1,102,837
                                                                   ------------
Expenses:
Management fee .................................................        520,037
Services to shareholders .......................................        204,935
Custodian and accounting fees ..................................         59,470
Auditing .......................................................         30,888
Legal ..........................................................         24,678
Directors' fees and expenses ...................................         66,229
Reorganization .................................................         65,507
Reports to shareholders ........................................         41,201
Registration fees ..............................................         33,944
Other ..........................................................         21,046
                                                                   ------------
Total expenses, before expense reductions ......................      1,067,935
Expense reductions .............................................        (26,351)
                                                                   ------------
Total expenses, after expense reductions .......................      1,041,584
--------------------------------------------------------------------------------
Net investment income (loss)                                             61,253
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments -- Unaffiliated issuers ............................        556,764
Foreign currency related transactions ..........................        (14,160)
                                                                   ------------
                                                                        542,604
                                                                   ------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................    (19,733,730)
Foreign currency related transactions ..........................         (3,396)
                                                                   ------------
                                                                    (19,737,126)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          (19,194,522)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $ (19,133,269)
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


------------------------------------------------------------------------------------
Consolidated Statements of Changes in Net Assets
------------------------------------------------------------------------------------
                                                      Six Months
                                                        Ended
                                                       April 30,      Year Ended
                                                        2000          October 31,
Increase (Decrease) in Net Assets                     (Unaudited)       1999
------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ...................   $      61,253    $      58,939
Net realized gain (loss) on investment
   transactions ................................         542,604       (5,180,473)
Net unrealized appreciation (depreciation) on
   investment transactions during the period ...     (19,737,126)      11,324,886
                                                   -------------    -------------
Net increase (decrease) in net assets resulting
   from operations ............................      (19,133,269)       6,203,352
                                                   -------------    -------------
Distributions to shareholders in excess of net
   investment income ...........................      (1,472,534)            --
                                                   -------------    -------------
Fund share transactions:
Proceeds from shares sold ......................     119,376,577      441,850,053
Reinvestment of distributions ..................       1,376,990             --
Cost of shares redeemed ........................    (127,925,597)    (462,160,899)
                                                   -------------    -------------
Net increase (decrease) in net assets from Fund
   share transactions .........................       (7,172,030)     (20,310,846)
                                                   -------------    -------------
Increase (decrease) in net assets ..............     (27,777,833)     (14,107,494)
Net assets at beginning of period ..............     116,289,418      130,396,912
Net assets at end of period (including
   accumulated distributions in excess of net
   investment income of $219,395 and
   undistributed net investment
   income of $1,191,886, respectively) .........   $  88,511,585    $ 116,289,418

Other Information
------------------------------------------------------------------------------------
Shares outstanding at beginning of period ......      17,269,141       20,470,266
                                                   -------------    -------------
Shares sold ....................................      18,594,133       68,747,856
Shares issued to shareholders in reinvestment of
   distributions ...............................         208,957             --
Shares redeemed ................................     (20,064,658)     (71,948,981)
                                                   -------------    -------------
Net increase (decrease) in Fund shares .........      (1,261,568)      (3,201,125)
Shares outstanding at end of period ............      16,007,573       17,269,141

    The accompanying notes are an integral part of the financial statements.


Consolidated Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the consolidated financial statements.

-----------------------------------------------------------------------------------------
                        2000(b)    1999(c)  1998(d)  1998(e)  1997(e)   1996(e)  1995(e)
-----------------------------------------------------------------------------------------
Net asset value,
beginning of period     $ 6.73    $ 6.37  $ 6.65    $10.49   $15.34    $12.86  $12.64
-----------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------
  Net investment
  income (loss) (a)        .00       .00     .00       .00     (.08)     (.09)   (.08)
-----------------------------------------------------------------------------------------
  Net realized and
  unrealized gain
  (loss) on investment
  transactions           (1.11)      .36    (.28)    (3.70)   (2.12)     4.28    1.02
                       ------------------------------------------------------------------
-----------------------------------------------------------------------------------------
  Total from
  investment operations  (1.11)      .36    (.28)    (3.70)   (2.20)     4.19     .94
-----------------------------------------------------------------------------------------
Less distributions from:
  In excess of net
  investment income       (.09)       --      --      (.14)   (2.39)    (1.08)   (.25)
-----------------------------------------------------------------------------------------
  Net realized gains
  on investment
  transactions              --        --      --        --     (.26)     (.63)   (.47)
                       ------------------------------------------------------------------
-----------------------------------------------------------------------------------------
  Total distributions     (.09)       --      --      (.14)   (2.65)    (1.71)   (.72)
-----------------------------------------------------------------------------------------
Net asset value, end
of period               $ 5.53    $ 6.73  $ 6.37    $ 6.65   $10.49    $15.34  $12.86
                       ------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Total Return (%)        (16.77)**   5.65   (4.21)** (35.45)  (17.72)    36.91    7.50
-----------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------
Net assets, end of
period ($ millions)         89       116     130       132      164       173     126
-----------------------------------------------------------------------------------------
Ratio of expenses
before expense
reductions (%)            1.94(f)*  2.01    2.13*     1.82     1.60      1.50    1.65
-----------------------------------------------------------------------------------------
Ratio of expenses
after expense
reductions (%)            1.92(f)*  2.01    2.13*     1.82     1.60      1.50    1.65
-----------------------------------------------------------------------------------------
Ratio of net
investment income
(loss) (%)                 .12*      .05    (.08)*     .04     (.62)     (.61)   (.69)
-----------------------------------------------------------------------------------------
Portfolio turnover
rate (%)                    24*       91     154*       68       39        30      42
-----------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  For the six months ended April 30, 2000 (Unaudited).

(c)  Year ended October 31, 1999.

(d) Four months ended October 31, 1998. On September 15, 1998 the Board of Directors of the Fund changed the fiscal year end from June 30 to October 31.

(e)  Years ended June 30.

(f) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.84% and 1.83%, respectively.

*    Annualized

**   Not annualized

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
                                                                     (Unaudited)
A. Significant Accounting Policies

Scudder Gold Fund (the "Fund") is a non-diversified series of Scudder Mutual Funds, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Principles of Consolidation. The consolidated financial statements of the Fund include the accounts of the Fund and Scudder Precious Metals, Inc., a wholly-owned subsidiary of the Corporation, whose principal assets are precious metals. All intercompany accounts and transactions have been eliminated.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Precious Metals Valuation. Gold, silver, platinum and palladium bullion shall be valued based on the London Fixing or, if there is no London Fixing available, on the last spot settlement; coins and precious metals other than gold, silver, platinum and palladium bullion shall be valued at the calculated mean between the most recent bid and asked market quotations or, if there are no such bid and ask quotations available simultaneously, at the most recent bid quotation provided by a bona fide market maker at the time of valuation.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 1999 the Fund had a net tax basis capital loss carryforward of approximately $88,879,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2005 ($26,073,000), October 31, 2006 ($52,412,000) or October 31, 2007
($10,394,000), the respective expiration dates.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales

During the six months ended April 30, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $11,327,097 and $11,123,056, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1% of the Fund's average net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2000, the fee pursuant to this Agreement aggregated $520,037.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent. For the six months ended April 30, 2000, the amount charged to the Fund by SSC aggregated $182,019 of which $28,364 is unpaid at April 30, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended April 30, 2000, the amount charged to the Fund by STC aggregated $14,487, of which $1,326 is unpaid at April 30, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 2000, the amount charged to the Fund by SFAC aggregated $18,671, of which $3,125 is unpaid at April 30, 2000.

The Fund pays each Director not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended April 30, 2000, Directors' fees and expenses aggregated $18,636. In addition, a one-time fee of $47,600 was accrued for payment to those Directors not affiliated with the Adviser who are not standing for re-election, under the reorganization discussed in Note G. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $23,800 of such costs.

D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 1/3 percent of its consolidated net assets under the agreement.

E. Transactions in Securities of Affiliated Issuers

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions with companies which are or were affiliates during the six months ended April 30, 2000 is as follows:

                              Purchases      Sales       Dividend
           Affiliate           Cost ($)   Proceeds ($)  Income ($)    Value ($)
---------------------------- ------------ ------------ ------------  -----------
Piedmont Mining Co.                  --           --           --        45,000
X-CAL Resources                      --           --           --       470,876
                                     --           --           --       515,876

F. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian and transfer agent fees were reduced by $1,984 and $567, respectively, under these arrangements.

G. Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds. These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund.

Officers and Directors
--------------------------------------------------------------------------------

Linda C. Coughlin*                           Joann M. Barry*
  o President                                  o Vice President

Sheryle J. Bolton                            Ann M. McCreary*
  o Director; Chief Executive Officer,         o Vice President
    Scientific Learning Corporation
                                             John Millette*
William T. Burgin                              o Vice President and Secretary
  o Director; General Partner,
    Bessemer Venture Partners                John R. Hebble*
                                               o Treasurer
Keith R. Fox
  o Director; General Partner,               Caroline Pearson*
    The Exeter Group of Funds                  o Assistant Secretary

William H. Luers
  o Director; Chairman and President,        *Scudder Kemper Investments, Inc.
    U.N. Association of America

Kathryn L. Quirk*
  o Director, Vice President and
    Assistant Secretary

Joan E. Spero
  o Director; President, Doris Duke
    Charitable Foundation

Paul Bancroft III
  o Honorary Director; Consultant

Thomas J. Devine
  o Honorary Director; Consultant

Robert G. Stone, Jr.
  o Honorary Director; Chairman
    Emeritus and Director, Kirby
    Corporation

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth
   Scudder U.S. Treasury Money Fund                 Value
   Scudder Cash Investment Trust                      Scudder Large Company Value Fund
   Scudder Money Market Series --                     Scudder Value Fund***
     Prime Reserve Shares*                            Scudder Small Company Value Fund
     Premium Shares*                                  Scudder Micro Cap Fund
     Managed Shares*
                                                    Growth
Tax Free Money Market+                                Scudder Classic Growth Fund***
   Scudder Tax Free Money Fund                        Scudder Large Company Growth Fund***
   Scudder California Tax Free Money Fund**           Scudder Select 1000 Growth Fund
   Scudder New York Tax Free Money Fund**             Scudder Development Fund
                                                      Scudder 21st Century Growth Fund
 Tax Free+
   Scudder Limited Term Tax Free Fund               Global Equity
   Scudder Medium Term Tax Free Fund                Worldwide
   Scudder Managed Municipal Bonds                    Scudder Global Fund
   Scudder High Yield Tax Free Fund                   Scudder International Value Fund
   Scudder California Tax Free Fund**                 Scudder International Growth and
   Scudder Massachusetts Limited Term                   Income Fund
     Tax Free Fund**                                  Scudder International Fund++
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth Fund
   Scudder New York Tax Free Fund**                   Scudder Global Discovery Fund***
   Scudder Ohio Tax Free Fund**                       Scudder Emerging Markets Growth Fund
                                                      Scudder Gold Fund
 U.S. Income
   Scudder Short Term Bond Fund                     Regional
   Scudder GNMA Fund                                  Scudder Greater Europe Growth Fund
   Scudder Income Fund                                Scudder Pacific Opportunities Fund
   Scudder Corporate Bond Fund                        Scudder Latin America Fund
   Scudder High Yield Bond Fund                       The Japan Fund, Inc.

 Global Income                                      Industry Sector Funds
   Scudder Global Bond Fund                         Choice Series
   Scudder International Bond Fund                    Scudder Financial Services Fund
   Scudder Emerging Markets Income Fund               Scudder Health Care Fund
                                                      Scudder Technology Fund
 Asset Allocation
   Scudder Pathway Conservative Portfolio           Preferred Series
   Scudder Pathway Balanced Portfolio                 Scudder Tax Managed Growth Fund
   Scudder Pathway Growth Portfolio                   Scudder Tax Managed Small Company Fund

U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund***
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund


--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA                                          IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder Kemper Investment's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder Kemper Investment's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

Notes

Notes

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

RT019400
87-6-40

SCUDDER
INVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Finanical Services Group